UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JBG SMITH PROPERTIES

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61375-P25240 JBG SMITH PROPERTIES 2025 Annual Meeting Vote by April 23, 2025 11:59 PM ET You invested in JBG SMITH PROPERTIES and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2025. Vote Virtually at the Meeting* April 24, 2025 8:30 AM ET Virtually at: www.virtualshareholdermeeting.com/JBGS2025 Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. JBG SMITH PROPERTIES 4747 BETHESDA AVENUE, SUITE 200 BETHESDA, MARYLAND 20814

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61376-P25240 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect ten trustees to the Board of Trustees to serve until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualify. Nominees: 1a. Phyllis R. Caldwell For 1b. Scott A. Estes For 1c. Alan S. Forman For 1d. Michael J. Glosserman For 1e. W. Matthew Kelly For 1f. Alisa M. Mall For 1g. Carol A. Melton For 1h. William J. Mulrow For 1i. D. Ellen Shuman For 1j. Robert A. Stewart For 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement (“Say-on-Pay”). For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.